Creating sustainable food, feed and fuel  ingredients for a growing population 1 May 2014 Exhibit 99.1

Creating sustainable food, feed and fuel ingredients for a growing population This presentation contains forward‐looking statements regarding the business operations and prospects  of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such  as “may,” “will,”  “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,”  “estimate,” “continue,” “pro forma,” “momentum,” “project,” “projected” and other words referring to  events that may occur in the future. These statements reflect Darling Ingredients Inc.’s current view of  future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties  beyond its control, including the Company’s ability to successfully integrate and operate Rothsay and  Darling Ingredients International, disturbances in world financial, credit, commodities and stock markets,  and climatic conditions; changes in national and international regulations affecting the Company’s  products; a decline in consumer confidence and discretionary spending; the general performance of the  U.S. and global economies; global demands for bio‐fuels and grain and oilseed commodities, which have  exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available  rendering feedstock and selling prices for the Company’s products; risks associated with the renewable  diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients Inc.  and Valero Energy Corporation, including possible unanticipated operating disruptions and marketing  challenges; risks relating to possible third party claims of intellectual property infringement; continued or  escalated conflict in the Middle East; and the Company’s relatively high level of indebtedness, each of  which could cause actual results to differ materially from those indicated  in the forward‐looking  statements. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industry  in which it operates are referenced from time to time in the Company’s filings with the Securities and  Exchange Commission.  Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such  obligation to) update or alter its forward‐looking statements whether as a result of new information,  future events or otherwise. 2

Creating sustainable food, feed and fuel ingredients for a growing population 3 From 2003,  together we built... The largest and most innovative  recycling solutions company serving  the nation’s food industry... • Over 120 locations across U.S. • Approx. 4,000 employees • $1.7+ billion in revenues 3

Creating sustainable food, feed and fuel ingredients for a growing population 4 Now....... 2014 A global growth platform for the  development and production of  sustainable natural ingredients  from edible and inedible bio‐nutrients,  creating a wide range of products and  customized specialty solutions • Over 200 locations on 5 continents • Approx. 10,000 employees • $4.0+ billion in revenues Food Feed Fuel

Company Profile ▲Business Segments ▲ Growth Strategy ▲Financial Review

The Evolution of Darling Ingredients Inc.

Pre 2004

COMMODITY BUSINESS
Renderer with established used cooking oil business (particularly east/west coasts)

2006-10

GREW EXISTING BUSINESS ADDING PRODUCT DIVERSIFICATION; INITIAL MOVE TO VALUE ADD AND REDUCTION OF COMMODITY EXPOSURE
Pet food ingredients; inclusion of poultry; incorporated value add concept for proteins; added significant bakery by-product business; developed Nutrient Recovery Technology

2013

VALUE ADD & REDUCTION OF COMMODITY EXPOSURE (countercyclical)
Higher value use for fats produced by Darling, should be countercyclical to fat prices

RAW MATERIAL SOURCING EXPANSION- Wastewater value add;
Access to DAF/SPN from food processing plants diversifies commodity exposure

GEOGRAPHIC EXPANSION OF U.S. FOOTPRINT INTO CANADA
Increase of both rendering and biodiesel

2014

GLOBAL PRESENCE/PRODUCT LINE EXPANSION INTO FOOD INGREDIENTS
Provides access to raw material sourcing in Europe/Australia/Brazil/China (Brazil and China areas where animal slaughter will increase);
Product segment diversification: Blood/Gelatin/Casings/Specialty Products; High added value proposition

CORPORATE NAME CHANGE to DARLING INGREDIENTS INC.
To reflect our global platform as a developer and producer of sustainable ingredients created from edible and inedible bio-nutrient streams

Our Strengths Today:

- #1 position globally in value-added ingredients from the protein industry
- Global platform focused on margins and emerging market potential
- Strong cash generation model

DARLING INGREDIENTS INC. *Creating sustainable food, feed and fuel ingredients for a growing population* 5

Creating sustainable food, feed and fuel ingredients for a growing population Improvement by Nature • Gelatin    • Casings • Functional Proteins • Food Grade Fats • Heparin  • Glue • Proteins     • Fats • Plasmas     • Hides  • Bakery Feeds  • Organic Fertilizers • Renewable Fuels • Green Gas • Green Electricity • Boiler Fuel Global footprint: 5 continents Locations: Over 200 Founded: 1882 Listed: 1994 Publicly traded: NYSE: DAR Principal segments: Three Industries served: Pharmaceutical,  food, pet food, feed, technical,  fuel, bioenergy,  fertilizer  LTM Sept.’13 pro forma revenue: $4.0+ billion Employees: Approx. 10,000 Headquarters: Irving, Texas, USA  6 Food Feed Fuel

Over 200 locations on 5 continents Asia/Australia:  14 locations A World Leader in Bio‐Nutrient Transformation 7 Europe :   51 locationsNo. America :  135+ locations So. America:  3 locations 7

8 Our New Business Segments

Creating sustainable food, feed and fuel ingredients for a growing population 9 Food FuelFeed

Company Profile ▲ **Business Segments** ▲ Growth Strategy ▲ Financial Review

Unique Diversified Portfolio

Provides broad stabilized market exposure worldwide


Food
Pharma
Food
Peptan®
Natural Casings
Gelatin (Pharma)
Gelatin (Food)
Heparin
HEPARIN
Food Grade Fats
Feed
Specialty products
General products
Pet Food
Plasma
Proteins
MucoPro®
Fats
Organic Fertilizer
Leather
Cookie Meal®
Bone China
Fuel
Fuel products
Generated thru DGD production
Renewable Diesel
Renewable Butane
Green Electricity and Gas
Renewable Propane
Biodiesel
Renewable Naphtha

DARLING INGREDIENTS INC. *Creating sustainable food, feed and fuel ingredients for a growing population* 10

Ingredients for living.   Darling’s food ingredients are sold to a worldwide market that includes  the pharmaceutical, food and cosmetic industries.    Rousselot is the world’s leading supplier of gelatin and Peptan® collagen  peptides to the food and pharmaceutical industries.   SONAC Fats holds a leading position in Europe in the production of  food grade fats and food grade proteins.  CTH is a turnkey supplier of natural sausage casings on a global scale.   Hepac delivers heparin to a global pharmaceutical market serving a growing  population.  Casings Heparin Global Market For Food Ingredients Food  Grade Fats Gelatin 11Creating sustainable food, feed and fuel ingredients for a growing population

Company Profile ▲ **Business Segments** ▲ Growth Strategy ▲ Financial Review

Our Feed Ingredients

Nutrients for growth.

Our feed ingredients compose the largest segment of our business, with sales to animal feed, aquaculture and pet food manufacturers worldwide.

- **The DAR PRO Solutions, Sonac and Rothsay** brands collect and transform meat and animal by-products into protein meals, fats, minerals and tallows that are value-added nutritional ingredients for the animal feed and pet food industries, as well as bone and blood specialty products.
- **DAR PRO Solutions** is the world's largest provider of used cooking oil collection and grease trap services for the restaurant and food service industry.
- **Bakery Feeds** collects residuals from commercial bakeries, producing Cookie Meal®, a high-energy animal feed ingredient.
- **Terra Renewal** reclaims the nutritional elements from industrial wastewaters and sludge for agricultural land application. **Nature Safe** produces organic fertilizers from our protein meals.


Key Markets for Feed Ingredients
Animal Feed
Pet Foods
Aquaculture
Used Cooking Oil
Land Nutrient Application







DARLING INGREDIENTS INC. *Creating sustainable food, feed and fuel ingredients for a growing population* 12

Energy for today’s world. For the past two decades, Darling has led the way in biofuel innovation  and development.   Rendac provides European‐regulated animal by‐products disposal,  used for energy production.  Diamond Green Diesel, a partnership with Valero Energy Corp., is the Company’s  most innovative and largest‐scale effort to meet the growing demand for  renewable energy. Located in Norco, LA, the facility recycles animal fats and used  cooking oils into 137 million gallons per year (or 9,300 barrels per day) of  renewable diesel.   Bio‐G 3000, Rothsay Biodiesel and Ecoson brands also produce biofuels, green  electricity and gas, biophosphate and other green energy from organic residuals,  manure, animal by‐products, fats and cooking oils.   Current Markets for Fuel Ingredients Boiler Fuel Biodiesel Green  Power Renewable  Diesel 13Creating sustainable food, feed and fuel ingredients for a growing population

14 How We Will Grow and  Sustain Our Business Company Profile Business Segments Growth Strategy Financial Review

Creating sustainable food, feed and fuel ingredients for a growing population ...exponentially increases the  demand for food, feed and fuel...  thus increasing the need for our   innovative ingredients and customized  services which provide a sustainable  means of meeting the world’s  consumption needs Some sources estimate strong growth in world  population... 15 ...and more wealth  created in key growth areas (Asia  and Latin America)...

Creating sustainable food, feed and fuel ingredients for a growing population Darling targets employing capital at a 15% or higher rate while maintaining a conservative balance sheet Strengthen Current Position • Operational excellence: ‐ Optimizing integration of global supply chains ‐ Consolidation and realignment across brands of current raw materials, products and services ‐ Use advanced and sustainable technology  • Product innovation: Continue to research and  evaluate new ideas and uses for our raw materials  and develop new products & applications (R&D) • Customer intimacy: Build strong customer loyalty  with increased products and services Capture Growth Opportunities • Expansions: Expansions of our existing operating  facilities  • Greenfield: Expand our operation facilities in new  growing markets through our global platforms • Acquisitions: Strategically grow our business  through acquisitions in growing and fragmented  areas 16Creating su tainable food, feed and fuel ingredients for a growing po ulation

Company Profile ▲ Business Segments ▲ **Growth Strategy** ▲ Financial Review

Projected EBITDA Growth thru 2017 and Beyond

And how we plan to do it...


($ millions)
$800
$700
Baseline EBITDA - $600
Stable and positioned to grow
Synergy
Organic
Acquisition
Growth
2014-2015
2015-2016
2017-Beyond

$25-30mm new EBITDA	$50-60mm new EBITDA	$75-110mm new EBITDA
Indiana Rendering Expansion	**New Rendering Plants USA**	**Nutrient Recovery Plant**
Texas Rendering Expansion	**Nutrient Recovery Plant**	**Sonac Blood Expansion**
New Bakery Plant	**Sonac Blood Expansion**	**West Coast Biodiesel**
EcoSon Biogas	**DGD Expansion**	**Rousselot Growth**
Rousselot Growth	**Pet Food Ingredients**	**USA Rendering Acquisition(s)**
Canada Synergies	**Rousselot Growth**	**Euro Rendering Acquisition(s)**
Euro Growth/Margin Improvement	**Euro Growth/Margin Improvement**	**Brazil Rendering Acquisition(s)**

Note: Management's current views on future performance (see page 2).

DARLING INGREDIENTS INC.
Creating sustainable food, feed and fuel ingredients for a growing population
17

Creating sustainable food, feed and fuel ingredients for a growing population North America Sonac – Upper Midwest • Grow hemoglobin/plasma business 18 Rothsay ‐ Canada • Grow the used cooking oil/ restaurant services  • Introduce Terra Renewal  Services to Canada • Potential investment in new  bone facility Rousselot   • Continued USA  expansion of gelatin business Growth  Opportunities: • Biodiesel  expansion on  west coast Diamond Green Diesel – Norco, LA • Renewable diesel expansion

Creating sustainable food, feed and fuel ingredients for a growing population Nutrient Recovery Technology Currently operating pilot  plant in Hampton, FL What is it? • Protein and fat recovery  process from industrial  residuals • Discovering additional  value and products • Restoring water stream to  water treatment plants Growth Opportunities • New Nutrient Recovery locations in Canada and Arkansas North America 19 Terra Renewal Permitted and active for land  application in blue states What is it? • Repurposing nutrient‐rich  industrial residuals into  eco‐friendly fertilizer • Professional service and  equipment • 250,000 acres permitted • Environmentally sound Growth Opportunities • Grow wastewater  solids recovery • Expand across USA & Canada • Bundle services  with key customers Current Terra Renewal operations Combine Synergies: • Solid and semi‐solid residuals from Terra’s processing will be further refined  through our Nutrient Recovery Technology

Creating sustainable food, feed and fuel ingredients for a growing population South America Rousselot ‐ Brazil • Continue to expand gelatin • Grow the Peptan® brand 20 Growth Opportunities • Enter rendering business • Enter blood processing  business

Creating sustainable food, feed and fuel ingredients for a growing population Europe Ecoson ‐ Son, Netherlands • Expand biophosphate production 21 Growth Opportunities • Expand rendering  business in Southern  and Eastern Europe

Creating sustainable food, feed and fuel ingredients for a growing population China Growth  Opportunities • Continued gelatin expansion • Growth of  blood position • Enter core  rendering  business Rousselot ‐ China • Gelatin expansion 22

23

Creating sustainable food, feed and fuel ingredients for a growing population ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 2012 2013 LTM Mar. 2014 1Q 13 1Q 14 ($50) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 2012 2013 LTM Mar. 2014 1Q 13 1Q 14 24 Food       Feed       Fuel         Eliminations/Corporate Net Sales (US $ in millions) Pro Forma Adjusted EBITDA (US $ in millions) $3,997 $606 $628 $655 $3,989$4,095 Exchange Rates: 2012 2013 LTM Q1 2014 USD/EURO  1.2845 1.3273 1.3394 USD/CAD 1.0084 0.9712 0.9500 $139$169$931 $1,035 2013                 LTM                                     Mar. 2014 2012 2013              LTM              1Q 13            1Q 14 Mar. 2014 See Cautionary Statement on slide # 29.

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ **Financial Review**

Pro Forma Adjusted EBITDA

Adjusted EBITDA (U.S. dollars in thousands)	FYE 2012	FYE 2013	LTM Q1 2014	Q1 2013	Q1 2014
Net income	$ 302,642	$ 245,574	$ 121,418	$ 80,046	$ (52,803)
Depreciation & Amortization	173,217	186,203	207,553	43,005	65,669
Goodwill impairment	10,083	-	-	899	-
Interest income	-	-	-	-	-
Interest expense	40,284	61,056	109,160	11,067	58,857
Foreign currency (gains)/losses	-	(28,108)	(15,230)	-	13,814
Non-controlling interest	9,779	8,358	7,407	2,295	1,797
Other, net expense	(2,122)	12,003	13,555	(888)	1,138
Equity in unconsolidated subsidiary	(310)	(7,660)	(13,529)	527	(5,077)
Income tax expense (benefit)	121,840	109,693	60,223	33,406	(18,290)
Adjusted EBITDA	$ 655,413	$ 587,119	$ 490,557	$ 170,357	$ 65,105
DGD Joint Venture EBITDA	-	17,261	27,528	(1,195)	9,072
Darling Ingredients International 13th week	-	-	4,100	-	4,100
Acquisition costs	-	23,271	39,219	-	15,948
Non-cash inventory step-up	-	-	44,831	-	44,831
Pro Forma Adjusted EBITDA	$ 655,413	$ 627,651	$ 606,235	$ 169,162	$ 139,056

See Cautionary Statement on slide # 29.

DARLING INGREDIENTS INC. *Creating sustainable food, feed and fuel ingredients for a growing population*

25

Creating sustainable food, feed and fuel ingredients for a growing population Note: Net working capital is defined as current assets  less current liabilities.  26 Free Cash Net Working Capital March 29, 2014 Credit Agreement  Revolving Credit Facility 219,015$                   Term Loan A 333,964 Term Loan B 1,300,536 5.375% Senior Notes due 2022 500,000 Other Notes and Obligations 39,430 2,392,945 Less cash and cash equivalents 143,422 Net Debt: 2,249,523$               Debt Summary 0 100 200 300 400 500 $430 $381 $412 FYE 2012                      FYE 2013                 LTM Q1 2014 0 200 400 600 800 Sept.30, 2013 Mar. 29, 2014 $569 $752 Note:  Free cash flow defined as Pro Forma Adjusted EBITDA  less capital expenditures See Cautionary Statement on slide # 29.

Develop new  products and  applications and  grow  geographically to  answer these  needs Shareholder Value Value‐ Adding Success  is consistently  providing  maximum value  to the supply  chain Creating sustainable food, feed and fuel ingredients for a growing population 27 Protein Production

Creating sustainable food, feed and fuel  ingredients for a growing population28

Creating sustainable food, feed and fuel ingredients for a growing population 29 The unaudited pro forma financial information (“Unaudited Pro Forma Financial Information”) presented in the Financial Section pages of this presentation was prepared by Darling management and is based  upon (i) Darling audited financial statements for the fiscal years ended December 29, 2012 and December 28, 2013, respectively, (ii) Darling unaudited financial statements for the three months ended March 30,  2013 and March 29, 2014, respectively, (iii) VION Ingredients audited financial statements for the year ended December 31, 2012 as prepared under Dutch GAAP, but including a US GAAP reconciliation footnote,  (iv) VION Ingredients unaudited condensed consolidated and combined interim financial statements for the twelve months ended December 31, 2013 and three months ended March 31, 2013, respectively as  prepared under Dutch GAAP, but including a US GAAP reconciliation footnote; (vi) the Rothsay audited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct  costs and operating expenses for the fiscal year ended December 29, 2012 and (vii) Rothsay unaudited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct  costs and operating expenses for the nine months ended September 28, 2013 and the three months ended March 30, 2013.   Darling is presenting the Unaudited Pro Forma Financial Information for informational purposes only.  Darling believes that the Unaudited Pro Forma Financial Information was prepared in good faith and on a  reasonable basis based on the best information available at the time of its preparation. The Unaudited Pro Forma Financial Information, however, is not fact.  The Unaudited Pro Forma Financial Information was  not intended to be used as predictive of future performance.  It was not prepared in compliance with the requirements of GAAP, the published guidelines of the SEC regarding pro forma information, or the  guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of pro forma financial information. Darling’s independent public auditor has not audited or  reviewed the Unaudited Pro Forma Financial Information. The inclusion of the Unaudited Pro Forma Financial Information in this presentation should not be regarded as a representation that Darling or any of its  officers, affiliates, advisors, or representatives consider the Unaudited Pro Forma Financial Information to be a reliable prediction of future events or results, or a representation that actual results would have  been comparable had the Transactions occurred on the dates indicated, and the information should not be relied upon as such.  Darling acquired Rothsay on October 28, 2013 and VION Ingredients on January 7, 2014.  Neither Rothsay nor VION Ingredients had been operated as a stand‐alone business prior to the respective acquisitions,  but rather as divisions of their respective parent entities. Management does not believe that the Unaudited Pro Forma Financial Information is necessarily indicative of future performance of Darling, and in fact,  actual performance may differ significantly (either better or worse) from the performance indicated in the Unaudited Pro Forma Financial Information due to (i) the challenges inherent in integrating the  businesses of Darling, Rothsay and VION Ingredients, (ii) changes to Darling’s operations and strategy that may have been implemented or may be implemented in the future as a result of the Transactions or  otherwise, and (iii) numerous other potential risks and uncertainties, including, but not limited to, those set forth under “Risk Factors” in the Form 10‐K of Darling International Inc. (predecessor by name change  to Darling) for the year ended December 28, 2013, which was filed with the SEC on February 26, 2014.  Investors are cautioned not to rely on the Unaudited Pro Forma Financial Information as a measure of future  performance. There can be no assurance that the results indicated in Unaudited Pro Forma Financial Information would have been realized had the Transactions taken place on the dates assumed in the  Unaudited Pro Forma Financial Information or that actual results for the combined entity will not be materially different. Pro forma information is inherently reliable and should not be used as the basis for an  investment decision. Darling does not undertake to revise or update the Unaudited Pro Forma Financial Information, even if some or all of the assumptions utilized in preparing the information proves to be  wrong.  ASSUMPTIONS The key assumptions that were used to prepare the Unaudited Pro Forma Financial Information includes, but is not limited to the following: 1. The Unaudited Pro Forma Financial Information is not intended to and in fact does not comply with Regulation S‐X Article 3; 2. The Unaudited Pro Forma Financial Information assumes that the acquisitions of Darling Ingredients International and Rothsay occurred on January 1, 2012, and have  been presented herein on a  combined basis.  Thus, the presentation effectively combines the historic financial information (unless as otherwise noted below) of the respective businesses and does not eliminate any net sales and  the profit related thereto for any transactions between Darling Ingredients Inc. and Darling Ingredients International (formerly known as VION Ingredients), or Darling Ingredients Inc. and Rothsay for  periods prior to the respective acquisition dates; 3. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International is based on the company’s underlying Dutch GAAP financial statements, which  have been converted to US GAAP taking into account all known and material Dutch – US GAAP adjustments; 4. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International does not reflect the application of purchase accounting in accordance with ASC  805 and hence, the recognition of Darling Ingredients International’s assets and liabilities assumed at their respective fair values.  Thus, there is no non‐cash inventory step‐up adjustment for any  financial period presented that excludes the three months ended March 29, 2014; 5. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay is based on the Rothsay  statement of assets acquired and liabilities assumed and the related statement  of net revenues and direct costs and operating expenses, which were prepared under US GAAP; 6. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the  recognition of Rothsay’s assets and liabilities assumed at their respective fair values.  Thus, there is no non‐cash inventory step‐up adjustment for any financial period presented that excludes the three  months ended December 28, 2013; 7. No procedures were performed by management to ensure that the Unaudited Pro Forma Financial Information for Darling Ingredients International or Rothsay for the First Quarter 2013 reflects an  appropriate cut‐off with respect to sales transactions, expense accruals, payroll, or other similar income statement items that could have an impact on the net sales and Pro Forma Adjusted EBITDA  presented herein; 8. Prior to the acquisition by Darling Ingredients Inc. neither Darling Ingredients International Inc. nor Rothsay prepared segment financial information in accordance with segments reflected in the  Unaudited Pro Forma Financial Information reflected herein; therefore, the allocation of SG&A costs to the respective segments for periods prior to the respective acquisition were based upon the  allocation methodology utilized for Q1 2014; 9. The foreign currency translation rate for net sales and Pro Forma Adjusted EBITDA was based on the average rate for each of the respective periods presented.